SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                        AXP California Tax-Exempt Trust
                           AXP Discovery Series, Inc.
                           AXP Dimensions Series, Inc.
                            AXP Equity Series, Inc.
                         AXP Fixed Income Series, Inc.
                            AXP Global Series, Inc.
                       AXP Government Income Series, Inc.
                            AXP Growth Series, Inc.
                       AXP High Yield Income Series, Inc.
                     AXP High Yield Tax-Exempt Series, Inc.
                            AXP Income Series, Inc.
                         AXP International Series, Inc.
                          AXP Investment Series, Inc.
                            AXP Managed Series, Inc.
                       AXP Market Advantage Series, Inc.
                         AXP Money Market Series, Inc.
                    AXP Partners International Series, Inc.
                           AXP Partners Series, Inc.
                            AXP Sector Series, Inc.
                           AXP Selected Series, Inc.
                      AXP Special Tax-Exempt Series Trust
                             AXP Stock Series, Inc.
                           AXP Strategy Series, Inc.
                          AXP Tax-Exempt Series, Inc.
                        AXP Tax-Free Money Series, Inc.
                  AXP Variable Portfolio - Income Series, Inc.
                AXP Variable Portfolio - Investment Series, Inc.
                 AXP Variable Portfolio - Managed Series, Inc.
               AXP Variable Portfolio - Money Market Series, Inc.
                 AXP Variable Portfolio - Partners Series, Inc.
                  AXP Variable Portfolio - Select Series, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

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      (4) Proposed maximum aggregated value of transaction:

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      (5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------
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      (4) Date Filed:

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

Complex Wide Proxy/Merger Communications:
Core Information

The core information about the proxy statements will help you work with clients, advisors and other business units. This information does not cover everything in the proxy statements. Certain sections of this document were copied from the proxy statement; other sections were written with specific service areas in mind. This document is intended to be an accurate source of proxy information that you can use to develop materials for your business needs.

General Proxy Information

Proxy statements will begin mailing to shareholders on or after December 16, 2005.

Background: The proposed proxy solicitation was first announced on July 27 to advisors and the public. There are 10 proxy statements in this initiative. Nine merger proxy statements were filed with the SEC on December 5 and 6; the common, non-merger statement was filed with the SEC during the week of December 12.

Shareholders in affected funds will be asked to vote on various proposals below. In the common proxy statement, proposals are described in an overview format in Section A (table reproduced on page 3) and full detail in Section B. In each merger proxy statement, the proposals are identified in each document's Table of Contents.

o Approve the Agreement and Plan of Reorganization (i.e., the merger)--Shareholders in the affected funds are asked to vote on the mergers. The funds in the chart below are involved in the proposed mergers. Shareholders in funds listed in the left column (Selling Fund) will receive proxy statements asking them to vote on the proposed merger.

------------------------------------------------------- --------------------------------------------------
Selling Fund*                                           Buying Fund*
------------------------------------------------------- --------------------------------------------------
RiverSource VP New Dimensions Fund                      RiverSource VP Large Cap Equity Fund
------------------------------------------------------- --------------------------------------------------
RiverSource VP Strategy Aggressive Fund                 RiverSource VP Mid Cap Growth Fund
------------------------------------------------------- --------------------------------------------------
RiverSource New Dimensions Fund                         RiverSource Large Cap Equity Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Stock Fund                                  RiverSource Disciplined Equity Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Strategy Aggressive Fund                    RiverSource Aggressive Growth Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Global Balanced Fund                        RiverSource Balanced Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Discovery Fund                              RiverSource Small Cap Equity Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Selective Fund                              RiverSource Diversified Bond Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Insured Tax-Exempt Fund                     RiverSource Tax Exempt Bond Fund
------------------------------------------------------- --------------------------------------------------

* Selling Fund and Buying Fund are the terms used in the proxy. The Selling Fund is the Fund that will be merged; the Buying Fund is the Fund that will receive the assets.

o Election of Board Members--Shareholders are asked to vote for members to serve on the Board of Directors/Trustees.

o Approve an Amendment to the Articles of Incorporation--Shareholders in the affected funds are asked to consider an amendment to the fund's Articles of

     Incorporation to permit the Board to establish minimum account values and change the name of the corporation.

o Approve an Investment Manager Service (IMS) Agreement with RiverSource Investments, LLC.--Shareholders are asked to approve an IMS agreement with RiverSource, LLC.

         Fee Schedule--RiverSource Investments recommended to the Board that the management fees under the current IMS Agreement be changed consistent with its broader effort to establish competitive pricing for the funds, while at the same time providing fair compensation in light of increased costs resulting from changing regulatory demands and intensified competition for professional talent.

         RiverSource Investments proposed management fees are shown in greater detail in the Proxy Statement, Table B-5. Current and Proposed Management Fees. The proposed management fee changes would result in:

         o Lower management fees for 19 retail funds and 18 variable portfolio funds

         o Higher management fees for 4 retail funds and 2 variable portfolio funds

         o No change to management fees for 36 retail funds and 2 variable portfolio funds

         RiverSource Investments believes that these changes will allow it to maintain a high level of service to each fund and to hire and retain high quality investment management and research personnel for each fund. In addition to impacting current management fees, RiverSource Investments recommended changes to certain funds' breakpoint schedules. Table B-5 in the proxy statement shows how the recommended changes affect the funds.

         Changes to the variable portfolio (VP) funds also include reduction in the management fee for transfer agency services, which will be offset in part or in whole by a 0.06% transfer agency fee in a separate transfer agency agreement should shareholders approve the IMS Agreement.

         Management fees are a significant component of the expenses that shareholders incur. Shareholders should review each fund's prospectus for each fund's total expenses to understand the costs they, as shareholders, can expect to incur.

o Approve Subadvisory Agreements--Shareholders in affected funds are asked to vote on subadvisory agreements between RiverSource Investments and 1) Kenwood Capital Management LLC, 2) Threadneedle International Limited, and
     3) Davis Selected Advisors, L.P.

o Approve or Change Certain Fundamental Policies--Shareholders in the affected funds will be asked to vote on certain fundamental policies related to diversification, 10% limitation in a single issuer, lending and borrowing. These investment policies are being standardized to match the other funds in the (peer) group and to eliminate unnecessary limitations on investment options. They are not intended to change the way a fund is managed.

Section A in the common proxy statement gives an overview of the non-merger proposals. Its format and content is shown below:

The Boards of Directors/Trustees ("the Board") of the RiverSource Funds are asking shareholders to vote on the following proposals. The proposals are described briefly on the left; the funds affected are listed on the right.

------ -------------------------------------------- ---------------------------------------------------------
       Proposal                                     Funds Affected
------ -------------------------------------------- ---------------------------------------------------------
1      Elect Board members                          All Funds
------ -------------------------------------------- ---------------------------------------------------------
2      Amend the Articles of Incorporation to       All Funds except California Tax-Exempt,
       permit the Board to establish the minimum    Massachusetts Tax-Exempt, Michigan
       account value and to change the name of      Tax-Exempt, Minnesota Tax-Exempt, New York
       the corporation                              Tax-Exempt and Ohio Tax-Exempt

------ -------------------------------------------- ---------------------------------------------------------
3      Approve an Investment Management             All Funds
       Services Agreement with RiverSource
       Investments, LLC ("RiverSource
       Investments")


------ -------------------------------------------- ---------------------------------------------------------
4      Approve a Subadvisory Agreement between      Small Cap Advantage, VP Small Cap Advantage
       RiverSource Investments and Kenwood
       Capital Management LLC

------ -------------------------------------------- ---------------------------------------------------------
5      Approve a Subadvisory Agreement between      Emerging Markets, European Equity, Global
       RiverSource Investments and Threadneedle     Equity, International Opportunity, VP Emerging
       International Limited                        Markets, VP International Opportunity

------ -------------------------------------------- ---------------------------------------------------------
6      Approve a Subadvisory Agreement between      Fundamental Value
       RiverSource Investments and Davis Selected
       Advisers, L.P.

------ -------------------------------------------- ---------------------------------------------------------
7      Approve changes in fundamental policies

       A. Diversification                           A. All Funds except California Tax-Exempt,
                                                    European Equity, Global Bond, Global
                                                    Technology, Inflation Protected Securities,
                                                    Massachusetts Tax-Exempt, Michigan Tax-
                                                    Exempt, Minnesota Tax-Exempt, New York
                                                    Tax-Exempt, Ohio Tax-Exempt, Portfolio
                                                    Builder Aggressive, Portfolio Builder
                                                    Conservative, Portfolio Builder Moderate,
                                                    Portfolio Builder Moderate Aggressive,
                                                    Portfolio Builder Moderate Conservative,
                                                    Portfolio Builder Total Equity, Precious
                                                    Metals, Real Estate, S&P 500 Index, Small
                                                    Cap Value, VP Global Bond, VP Global
                                                    Inflation Protected Securities, VP S&P 500
                                                    Index, VP Small Cap Value

       B. Ten Percent Limitation in Single Issuer   B. Balanced, Cash Management, Diversified
                                                    Bond, Diversified Equity Income, Dividend
                                                    Opportunity, Emerging Markets, Equity
                                                    Value, Global Bond, Global Equity, Growth,
                                                    High Yield Bond, Intermediate Tax-Exempt,
                                                    International Opportunity, Mid Cap Growth,
                                                    Select Value, Short Duration U.S. Gov't,
                                                    Small Cap Advantage, Small Cap Growth,
                                                    Small Company Index, Strategic Allocation,
                                                    Tax-Exempt Bond, Tax-Exempt High Income,
                                                    Tax-Exempt Money Market, VP Balanced,
                                                    VP Cash Management, VP Diversified Bond,
                                                    VP Diversified Equity Income, VP Emerging

------ -------------------------------------------- ---------------------------------------------------------
       Proposal                                     Funds Affected
------ -------------------------------------------- ---------------------------------------------------------
                                                    Markets, VP Global Bond, VP Growth,
                                                    VP High Yield Bond, VP International
                                                    Opportunity, VP Large Cap Equity, VP Mid
                                                    Cap Growth, VP Short Duration U.S. Gov't,
                                                    VP Small Cap Advantage

       C. Lending                                   C.   All Funds

       D. Borrowing                                 D.   All Funds

------ -------------------------------------------- ---------------------------------------------------------
       Transact other business                      All Funds
------ -------------------------------------------- ---------------------------------------------------------

Approach

The chronology of the fund mergers is as follows:

     1. Proxy solicitation via a phased mailing will begin on or after December 16, 2005; telephone solicitation will also take place in the weeks following the mailing

     2. Shareholder meeting scheduled to be held on February 15, 2006 in Minneapolis; voting is complete at the end of the meeting

     3. Restructuring--implementation of mergers and other fund changes; most items approved by shareholders will be implemented by the end of March. (More complete information about the changes will be shared with all audiences once decisions are final and processes are confirmed.)

Voting

After receiving the proxy statements and voting instructions, shareholders may vote in one of four ways:

     1.   By mail with the card enclosed in the proxy mailing

     2.   By telephone

     3.   On the web site

     4.   In person at the shareholder meeting

Complete directions for voting by mail, telephone or Internet are given in the proxy document. Clients will need their original proxy mailing to vote by telephone or internet because they will be required to provide or input a control number from their proxy card. Clients who own more than one fund will be asked to vote for each fund.

Shareholder Meeting

Shareholders are invited to a Regular Meeting of Shareholders scheduled to be held on February 15 in the Galaxy Room on the 50th floor of the IDS Center, 80 South Eighth Street in Minneapolis. The details regarding the location are included in the proxy statement/card for those shareholders who wish to attend. Voting will be closed at the end of the meeting and items approved by shareholders will be implemented by the end of March.

Restructuring--Implementation of Mergers

If approved by shareholders, changes will be implemented by the end of March. More complete information about the changes will be shared with all audiences once decisions are final and processes are confirmed.

Dividends and Capital Gains Distributions Before the Mergers. "Buying" and "Selling" funds will distribute any earned dividends or capital gains to shareholders prior to the merger. Realized gains are taxable to the shareholder.

The Merger Itself is a Non-taxable Event. The merger of the "Selling Fund" into the "Buying Fund" is a non-taxable event for shareholders.

The funds in the chart below are involved in the proposed mergers. Shareholders in funds listed in the left column (Selling Fund) will receive merger proxy statements.

------------------------------------------------------- --------------------------------------------------
Selling Fund*                                           Buying Fund*
------------------------------------------------------- --------------------------------------------------
RiverSource VP New Dimensions Fund                      RiverSource VP Large Cap Equity Fund
------------------------------------------------------- --------------------------------------------------
RiverSource VP Strategy Aggressive Fund                 RiverSource VP Mid Cap Growth Fund
------------------------------------------------------- --------------------------------------------------
RiverSource New Dimensions Fund                         RiverSource Large Cap Equity Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Stock Fund                                  RiverSource Disciplined Equity Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Strategy Aggressive Fund                    RiverSource Aggressive Growth Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Global Balanced Fund                        RiverSource Balanced Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Discovery Fund                              RiverSource Small Cap Equity Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Selective Fund                              RiverSource Diversified Bond Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Insured Tax-Exempt Fund                     RiverSource Tax Exempt Bond Fund
------------------------------------------------------- --------------------------------------------------

** Selling Fund and Buying Fund are the terms used in the proxy. The Selling Fund is the Fund that will be merged; the Buying Fund is the Fund that will receive the assets.

Client Calls Related to the Proxy Process

Calls from clients who have questions directly related to the proxy process, such as voting questions, re-mailing the proxy, and other "how to" questions should be directed to the Proxy Client Service Center's direct dial toll-free number (877) 256-6085. Calls should not be transferred to this number from the home office. Request the client to direct dial the toll-free number. Representatives are available to assist with questions Monday through Friday, from 8 A.M. until 8 P.M. and Saturday from 10 A.M. to 4 P.M. Central Time.

It is very important not to advise or guide shareholders on how to vote. You can encourage the shareholder to read the proxy materials and vote. Also, it is acceptable to say, "The Funds' Board of Directors recommend a vote FOR each proposal."

Transfer of non-proxy related calls from the Proxy Client Service Center

If a client calls the Proxy Client Service Center and asks for account-specific information, the client will be transferred to (800) 862-7919. Clients will then be able to choose the area that they would like to be connected to i.e., mutual funds, insurance, brokerage, or annuities.

Advisor Communications

Advisors will be notified via AdvisorLink Jazz regarding the mailing of the proxy statements that will occur on or after December 16, 2005. Any additional information available at that time will be included in the article.

If an advisor has a question related to the proxy, he or she should call the Proxy Client Service Center directly at its dial toll-free number (877) 256-6085.

Two critical points for advisors are: 1) knowing the issues, and 2) acknowledging how much guidance they are legally allowed to give their clients.

For example, one of the questions and answers in each proxy statements is:

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (877) 256-6085.

Throughout the proxy process, we will keep Advisors informed and updated through AdvisorLink Jazz.

Questions and Answers

Q: What is a proxy?

A: A proxy is a limited power of attorney from a shareholder who owns a specific fund authorizing another person to vote on shareholder issues according to the shareholder's instructions. To vote on fund issues, a shareholder must either vote by proxy or attend the annual meeting.

Q: What do Board Members do?

A: They represent the interests of the shareholders and oversee the management of the funds.

Q: How many different proxies are being mailed to shareholders on or after December 16 and how do they differ?

A: In total, there are 10 different proxy statements. There are different proxy statements for each of the nine funds affected by the proposed mergers. There is one common, non-merger proxy for shareholders whose fund(s) are not affected by a merger.

Q: Which products are impacted by the proxy votes?

A: The retail mutual funds (i.e., RiverSource Funds) will be impacted; also the Variable Portfolio(VP) funds within annuities and life insurance products will be impacted.

Q: Specifically, which RiverSource funds are impacted by a merger?

A: The chart below shows the funds that are proposed to merge (Selling Funds) on the left, and the funds that will, upon a successful proxy vote, receive the assets (Buying Funds) on the right. Shareholders in the Selling Funds (left) will receive proxy statements related to the merger.

------------------------------------------------------- --------------------------------------------------
Selling Fund                                            Buying Fund
------------------------------------------------------- --------------------------------------------------
RiverSource VP New Dimensions Fund                      RiverSource VP Large Cap Equity Fund
------------------------------------------------------- --------------------------------------------------
RiverSource VP Strategy Aggressive Fund                 RiverSource VP Mid Cap Growth Fund
------------------------------------------------------- --------------------------------------------------
RiverSource New Dimensions Fund                         RiverSource Large Cap Equity Fund
------------------------------------------------------- --------------------------------------------------

------------------------------------------------------- --------------------------------------------------
RiverSource Stock Fund                                  RiverSource Disciplined Equity Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Strategy Aggressive Fund                    RiverSource Aggressive Growth Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Global Balanced Fund                        RiverSource Balanced Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Discovery Fund                              RiverSource Small Cap Equity Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Selective Fund                              RiverSource Diversified Bond Fund
------------------------------------------------------- --------------------------------------------------
RiverSource Insured Tax-Exempt Fund                     RiverSource Tax Exempt Bond Fund
------------------------------------------------------- --------------------------------------------------

Q:  Could clients receive more than one proxy?

A: Yes. Proxies will be sent to shareholders of record whose taxpayer identification number (TIN) is on the account. Shareholders in each proposed merger-impacted fund will receive a proxy for that fund. Shareholders with positions in non-merging RiverSource Funds will receive a "common" proxy (with no merger voting). There are nine proxies that ask affected shareholders to vote on the merger(s) and one common proxy statement. Proxies will be sent to shareholders of record. The record date is December 16.

Clients who receive multiple proxies need to vote each proxy.

Q: Whom should shareholders call if they have questions about the proxy?

A: If shareholders have questions about any of the proposals described in the proxy statement or about voting procedures, they should call their financial advisor or call client services toll free at (877) 256-6085.

Q: Whom should shareholders call if they lose their proxy ballot?

A: If shareholders are unable to find their proxy statement (that contains their ballot with the control number needed for voting) and would like to receive a new copy, they should call the RiverSource Funds Proxy Client Service Center toll free at (877) 256-6085.

Q: If the merger proposals pass, when will the fund mergers take place?

A: Mergers and other changes approved by proxy are expected to take place in March 2006.

Q: What changes are proposed to the Investment Management Services (IMS) Agreement?

A: While the spin off of Ameriprise Financial and transfer of the IMS Agreement to RiverSource Investments did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the IMS Agreement.

o For equity and balanced funds, the IMS Agreement clarifies the circumstances under which the Board may change an index for purposes of calculating a performance incentive adjustment.

o For variable portfolio funds, the IMS Agreement eliminates transfer agency services, which will be provided under a separate agreement if shareholders approve the IMS Agreement.

o Finally, for many funds, the IMS Agreement includes revised fee schedules. The fee schedules reflect the broader pricing philosophy recommended by RiverSource Investments and approved by the Board.

     Under that pricing philosophy, the investment manager and its affiliates will contractually set fee caps and waive fees such that net expenses for most funds will be at or below median net expenses relative to a group of comparable funds. RiverSource Investments proposed management fees would result in lower management fees for 19 retail funds and 18 variable portfolio funds; higher management fees for 4 retail funds and 2 variable portfolio funds; and no change to management fees for 36 retail funds and two variable portfolio funds. RiverSource Investments believes that these changes will allow it to maintain a high level of service to each fund and to hire and retain high quality investment management and research personnel for each fund. In addition to impacting current management fees, RiverSource Investments recommended changes to certain funds' breakpoint schedules. In the proxy statement, Table B-5. Current and Proposed Management Fee Changes shows how these recommended changes affect each fund.

Q: What changes are proposed to the subadvisory agreements?

A: Certain subadvisers are considered affiliates of RiverSource Investments. Shareholders of funds advised by those subadvisers are being asked to approve the subadvisory agreements as a result of the spin off. In addition, the subadvisory agreements with Kenwood and Davis include proposed changes in the fee schedules. Because subadvisory fees are paid by RiverSource Investments, not by the fund, the proposed change does not directly affect the expenses of the fund.

Q: What changes are proposed to investment policies?

Investment policies are being standardized to match other funds in the group and to eliminate unnecessary limitations on investment options. They are not intended to change the way the fund is managed.

Q: What impact will the mergers have on average cost basis calculations on shareholders' accounts?

A: The fund mergers could result in a change of the average cost basis on clients' holdings in these funds. For clients who use the average cost method to calculate their gains/losses who are interested in harvesting the current amount of gain or loss in their accounts, redemptions must be made before the merger date. Clients who use the identified cost method to calculate gains/losses will not be affected by the merger. Clients who are unsure what action (if any) to take should consult their tax advisor.

Accounts/positions held in the same ownership in both a selling and buying fund will be combined together during the merger process. Therefore, after the fund merger, clients who owned both RiverSource Strategy Aggressive Fund, for example, and RiverSource Aggressive Growth Fund will own only one account/position in RiverSource Aggressive Growth Fund. This will be the case whether the account/position is held direct at fund or through a brokerage account.

In non-qualified accounts, this action will result in a recalculation of average cost basis. If the client redeems the position after the fund merger, the change in average cost basis could net the pre-merger gain or loss.

For example, if, on the merger date, a client has an unrealized loss in RiverSource Strategy Aggressive Fund of $30,000 and an unrealized gain in RiverSource Aggressive Growth Fund of $10,000 the gain from the latter would reduce the loss from the former. Following the merger, the client's RiverSource Aggressive Growth Fund holding would show a net loss of $20,000 ($30,000 minus $10,000).

Q: What is the rationale for the changes that are behind the proxy?

A: The proxy initiatives support the firm's goal of providing consistent, competitive investment performance over time to the shareholders. RiverSource Investments strives to provide product clarity within its lines of business and strengthen and streamline products whenever possible. The leadership of the product lines and the Board of Directors of the RiverSource Funds and RiverSource VP Funds have authority to make many changes, but certain changes also require shareholders' approval through a proxy vote.